UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2025

CIMG Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

6107, 6th Floor, Building C4, No.1 Huangchang West Road,

Dougezhuang, Chaoyang District, Beijing

(Address of principal executive offices)

+ 86 18518579917

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

Termination of Current Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of CIMG Inc. (the “Company”) has approved the termination of MaloneBailey, LLP (“MaloneBailey”) as its independent registered public accounting firm, effective January 20, 2025.

The reports of MaloneBailey on the Company’s financial statements as of and for the two most recent fiscal years ended September 30, 2023 and September 30, 2022, did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding our ability to continue as a going concern..

During the Company’s fiscal years ended September 30, 2024 and September 30, 2023, and the subsequent interim period through January 20, 2025: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey would have caused MaloneBailey to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that MaloneBailey furnish the Company with a letter addressed to the SEC stating whether MaloneBailey agrees with the statements made by the Company in this report and, if not, stating the respects, if any, in which MaloneBailey does not agree with such statements. A copy of the letter from MaloneBailey is filed with this Current Report on Form 8-K as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On January 20, 2025, the Company appointed Assentsure PAC (“Assentsure”) to serve as the Company’s independent registered public accounting firm to audit its financial statements for the year ended September 30, 2024 and review its unaudited financial statements for the periods ended December 31, 2024, March 31, 2025 and June 30, 2025, which was approved by its Audit Committee.

During  the fiscal years ended September 30, 2024 and September 30, 2023 and the subsequent interim period through January 20, 2025, neither the Company nor anyone on its behalf has consulted with Assentsure with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, and neither a written report nor oral advice was provided to the Company that Assentsure concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K; or (iii) any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated January 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIMG Inc.

Dated:	January 24, 2025	By:	/s/ Jianshuang Wang
		Name:	Jianshuang Wang
		Title:	Chief Executive Officer and Director